Provisions and other liabilities	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions and other liabilities	Provisions and other liabilities
Accounting policies
Asset retirement obligations (ARO)
Provisions for asset retirement obligations (ARO) are
recognised when Equinor has an obligation (legal or
constructive) to dismantle and remove a facility or an
item of property, plant and equipment and to restore
the site on which it is located, and when a reliable
estimate of that liability can be made. Normally an
obligation arises for a new facility, such as an oil and
natural gas production or transportation facility, upon
construction or installation. An obligation may also
arise during the period of operation of a facility
through a change in legislation or through a decision
to terminate operations or be based on commitments
associated with Equinor's ongoing use of pipeline
transport systems where removal obligations rest
with the volume shippers.
The amount recognised is the present value of the
estimated future expenditures determined in
accordance with local conditions and requirements.
The cost is estimated based on current regulations
and technology, considering relevant risks and
uncertainties. The discount rate used in the
calculation of the ARO is a market-based risk-free
rate based on the applicable currency (mainly USD)
and time horizon of the underlying cash flows. The
provisions are classified under Provisions in the
Consolidated balance sheet.
When a provision for ARO is recognised, a
corresponding amount is recognised as an increase of
the related asset within property, plant and equipment
and is subsequently depreciated over the useful life of
the asset. Any change in the present value of the
estimated expenditure is reflected as an adjustment to
the provision and the corresponding adjustment to the
carrying value of the property, plant and equipment.
When a decrease in the ARO related to a producing
asset exceeds the carrying amount of the asset, the
excess is recognised as a reduction of Depreciation,
amortisation and net impairment in the Consolidated
statement of income. When an asset has reached the
end of its useful life, all subsequent changes to the ARO
are recognised as they occur in Operating expenses in
the Consolidated statement of income.
Removal provisions associated with Equinor's role as
shipper of volumes through third party transport
systems are expensed as incurred.
Estimation uncertainty regarding asset retirement
obligations
Establishing the appropriate estimates for such
obligations are based on historical knowledge combined
with knowledge of ongoing technological developments,
expectations about future regulatory and technological
development and involve the application of judgement
and an inherent risk of significant adjustments. The
costs of decommissioning
and removal activities require revisions due to changes
in current regulations and technology while considering
relevant risks and uncertainties. Most of the removal
activities are many years into the future, and the
removal technology and costs are constantly changing.
The speed of the transition to renewable energy
sources may also influence the production period,
hence the timing of the removal activities. The
estimates include assumptions of norms, rates and time
required which can vary considerably depending on the
assumed removal complexity. Moreover, changes in the
discount rate and foreign currency exchange rates may
impact the estimates significantly. As a result, the initial recognition of ARO and subsequent adjustments involve
the application of significant judgement.

(in USD million)	Asset retirement obligations	Other provisions and liabilities	Total

Non-current portion at 31 December 2024	10,777	2,150	12,927
Current portion at 31 December 2024¹⁾	151	554	706

Provisions and other liabilities at 31 December 2024	10,928	2,704	13,632

New or increased provisions and other liabilities	780	186	966
Change in estimates	1,159	(23)	1,136
Amounts charged against provisions and other liabilities	(291)	(730)	(1,021)
Effects of change in the discount rate	(157)	2	(155)
Reduction due to divestments	(809)	(25)	(834)
Accretion expenses	586	20	606
Reclassification, transfer and other	332	(48)	284
Foreign currency translation effects	1,070	107	1,177

Provisions and other liabilities at 31 December 2025	13,598	2,194	15,791

Non-current portion at 31 December 2025	13,084	1,631	14,715
Current portion at 31 December 2025¹⁾	514	563	1,076
1) Included in the line item Current provisions and other liabilities in the Consolidated Balance sheet, further detailed below.
Equinor's estimated asset retirement obligations (ARO)
have increased by USD 2,669 million to USD 13,598
million at 31 December 2025 compared to year-end
2024.
In certain production sharing agreements (PSA),
Equinor’s estimated share of asset retirement obligation
(ARO) is paid into an escrow account over the
producing life of the field. These payments are
considered down-payments of the liabilities and
included in the line item Amounts charged against
provisions and other liabilities.
Claims and litigations mainly relate to expected
payments for unresolved claims. The timing and
amounts of potential settlements in respect of these
claims are uncertain and dependent on various factors
that are outside management's control. For further
information on provisions and contingent liabilities, see
note 26 Other commitments, contingent liabilities and
contingent assets.
The timing of cash outflows of asset retirement obligations depends on the expected cease of production at the various facilities.
The undiscounted value of the total ARO amounts to USD 20,114 million at year end.
Sensitivities with regards to discount rate on the total ARO portfolio
The discount rate sensitivity has been calculated by assuming a reasonably possible change of 1.0 percentage points.
An increase in the discount rate of 1.0 percentage points would reduce the ARO liability by USD 1.4 billion. A corresponding reduction would increase the liability by USD 2.1 billion.
See note 3 Climate change and energy transition for sensitivity with regards to change in the removal year.
The interest rates used to calculate the net present value (NPV) of ARO are shown in the “USD Risk free rate table.

Expected timing of cash outflows
(in USD million)	Asset retirement obligations	Other provisions and liabilities	Total

2026 - 2030	2,293	1,712	4,005
2031 - 2035	2,273	151	2,425
2036 - 2040	2,458	8	2,465
2041 - 2045	3,445	(10)	3,435
Thereafter	3,128	334	3,462

At 31 December 2025	13,598	2,194	15,791

USD Risk free rate	31 December 2025
2 years	3.5%
5 years	3.7%
10 years	4.2%
20 years	4.8%
30 years	4.8%

Current provisions and other liabilities
	At 31 December
(in USD million)	2025	2024

Accrued expenses and other financial liabilities	1,807	1,385
Provisions	1,076	706
Other non-financial liabilities	416	293

Current provisions and other liabilities	3,299	2,384
Certain provisions are further described in note 26 Other commitments, contingent liabilities and contingent assets.